                                                                    Exhibit 10.5

                               SERVICES AGREEMENT

     THIS SERVICES AGREEMENT (this "Agreement") is made, executed and delivered as of March 28, 2000, by and between INTEGRATED INFORMATION SYSTEMS, INC., a Delaware corporation ("IIS"), and goracing.com,inc., a Delaware corporation, ("goracing").

                                    RECITALS

     A. As of the date hereof, IIS and goracing intend to enter into, among other agreements, an Asset Purchase Agreement (the "Asset Purchase Agreement") whereby IIS will purchase certain assets of goracing, and a Sublease Agreement (the "Sublease Agreement") whereby IIS will assume the rights and obligations of goracing and Action Performance Companies, Inc., an Arizona corporation and sole shareholder of goracing ("Action"), respectively, with respect to certain Master Lease Agreements dated December 22, 1998 and August 9, 1999, respectively.

     B. As an inducement for IIS to enter into the Asset Purchase Agreement and the Sublease Agreement, goracing desires to purchase certain services from IIS, and IIS desires to provide certain services to goracing upon the terms and conditions herein set forth.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. SERVICES OF IIS. goracing hereby agrees to purchase or shall direct one or more of its affiliates, including without limitation, Action Performance Companies, an Arizona corporation, to purchase $2,000,000 (the "Purchase Amount") worth of services provided by IIS in the ordinary course of IIS's business (the "IIS Services"). Of the Purchase Price Amount, goracing agrees to purchase, or direct one or more of its affiliates to purchase, at fair market value $1,000,000 (the "Annual Amount") of IIS Services between the date first written above and one (1) year following the date first written above ("Year One"). The obligation of goracing to purchase the Year One Annual Amount shall include any amounts paid by goracing or its affiliates with regard to the work orders attached as Schedule A hereto. goracing further agrees to purchase the Annual Amount of IIS Services between the date beginning one (1) year from the date first written above and ending two (2) years from the date first written above ("Year Two").

     2.   FAILURE TO PURCHASE

          (a) YEAR ONE. In the event that goracing fails to purchase the Annual Amount of IIS Services in Year One, goracing shall pay IIS the difference between the Annual Amount and the amount of IIS Services actually purchased by goracing in Year One. Such payment shall be due thirty (30) days following the end of Year One.

          (b) YEAR TWO. In the event that goracing fails to purchase the Annual Amount of IIS Services in Year Two, goracing shall pay IIS the difference between the Annual

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
Amount and the amount of IIS Services actually purchased in Year Two. Such payment shall be due within thirty (30) days following the end of Year Two.

          (c) FAILURE TO MAKE PAYMENT. If any payment is not received when due, that amount shall bear interest from the due date at the rate of ten percent (10%) per year until paid.

    3. NOTICES. All notices of communication required or permitted hereunder or with regard to the Base Equipment Leases shall be in writing and may be given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person to an officer or agent of such party.

               (i)   If to goracing, addressed to it at:

                     goracing.com, inc.
                     4707 East Baseline Road
                     Tempe, Arizona 85040
                     Attn: Chief Financial Officer
                     Fax: (602) 337-3780

                     With a copy to:
                     Greenberg Traurig, LLP
                     1 E. Camelback Road, Suite 1100
                     Phoenix, Arizona 85012
                     Attn: Robert S. Kant, Esq.
                     Fax: (602) 263-2350

               (ii)  If to IIS, addressed to it at:

                     Integrated Information Systems, Inc.
                     1480 S. Hohokam Drive
                     Tempe, Arizona 85281
                     Attn: Jeffrey Frankel
                     Fax: (480) 317-8010

                     With a copy to:
                     Snell & Wilmer, LLP
                     One Arizona Center
                     400 East Van Buren
                     Phoenix, Arizona 85004-2202
                     Attn: Michael Christopher, Esq.
                     Fax: (602) 382-6070


    4.    GENERAL PROVISIONS.

          (a) ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes



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
all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

          (b) CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Arizona, notwithstanding any Arizona or other conflict-of-law provision to the contrary.

          (c) COSTS AND FEES. goracing agrees to reimburse IIS and IIS agrees to reimburse goracing for any reasonable costs and expenses, including attorney's fees incurred by such party in connection with the enforcement or preservation of any rights or remedies of the other party under this Agreement.

     IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS SERVICE AGREEMENT AS OF THE DATE FIRST ABOVE WRITTEN.


                                 IIS:

                                 INTEGRATED INFORMATION SYSTEMS,
                                 INC., a Delaware corporation

                                 By: /s/ Craig A. King
                                     ------------------------------------

                                 Name:  Craig A. King
                                       ----------------------------------

                                 Its:  Vice President
                                      -----------------------------------


                                 GORACING:

                                 goracing.com,inc., a Delaware corporation


                                 By: David Husband
                                    --------------------------------------


                                 Name:  David Husband
                                       -----------------------------------


                                 Its: ____________________________________




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
                                   SCHEDULE A

[INTEGRATED INFORMATION SYSTEMS LOGO]


                                WORK ORDER #008
          IN CONNECTION WITH THE MASTER CONSULTING SERVICES AGREEMENT

                PROJECT NAME: GORACING ASP AND HTML DEVELOPMENT

This Work Order is made pursuant to the Master Consulting Services Agreement (the "Agreement") effective on October 19, 1999 between Integrated Information Systems, Inc. ("IIS") and GoRacing.com ("Client") and is incorporated therein by reference. Capitalized terms not otherwise defined have the meanings provided in the Agreement.

1. Services. IIS shall perform the Scope of Work identified below for Client. Any dates provided are estimates only.



   Provide two months of interim development support utilizing ASP and HTML.



2.  Rates.
    The hourly rates shown below shall be applicable to this Work Order only for the Scope of Work set forth above. Any hours incurred outside of the scope of this agreement will be billed at a rate specified below.

        RESOURCE            RATE        ESTIMATED HOURS
     ------------------------------------------------------
     ASP/HTML               $130            320
     Developer
     ------------------------------------------------------
     HTML Developer         $125            320
     ------------------------------------------------------

    Any services performed by IIS not included in the Scope of Work shall be performed by IIS at an hourly rate based on standard rate schedule.




                                                    Work Order #008--Page 1 of 2

    IIS invoices shall be directed to Client's representative for payment at the address shown below.

          Client Contact for Invoices: John Doucette
          Company Name: GoRacing.com
          Address: 1480 S. Hohokam Dr., Tempe, AZ 85281
          Phone #: (602) 636-7000
          E-Mail Address: ddoucette@goracing.com

3. Commencement Date. Services under this Work Order will begin on or about March 23, 2000 and will continue until May 19, 2000 or until the Scope of Work is finished by IIS.


    THEREFORE, the parties have executed this Work Order in duplicate originals.


    INTEGRATED INFORMATION SYSTEMS, Inc.      CLIENT
    1560 W. Fountainhead Pkwy. #200           GoRacing.com
    Tempe, Arizona 85282-1839                 1480 S. Hohokam Dr.
                                              Tempe, AZ 85281
    IIS MANAGEMENT APPROVAL

    By: ______________________________        By: ______________________________
                                                  Signature

    __________________________________        __________________________________
    Name (Print)                              Name (Print)

    __________________________________        __________________________________
    Title                                     Title


    __________________________________        __________________________________
    Date                                      Date



                                                    Work Order #008--Page 2 of 2

     [IIS LOGO]
Integrated Information
 S  Y  S  T  E  M  S

                                WORK ORDER #007
          IN CONNECTION WITH THE MASTER CONSULTING SERVICES AGREEMENT

              PROJECT NAME: GORACING NETWORK ADMINISTRATOR SUPPORT

This Work Order is made pursuant to the Master Consulting Services Agreement (the "Agreement") effective on October 19, 1999 between Integrated Information Systems, Inc. ("IIS") and GoRacing.com ("Client") and is incorporated therein by reference. Capitalized terms not otherwise defined have the meanings provided in the Agreement.

1. Services. IIS shall perform the Scope of Work identified below for Client. Any dates provided are estimates only.

         Provide interim support for the goracing.com web site and supporting infrastructure during transition stage of attaining a signed agreement for site hosting.

2. Rates.

   The hourly rates shown below shall be applicable to this Work Order only for the Scope of Work set forth above. Billing rate will be at $150.00/hr.

     RESOURCE                      RATE                     ESTIMATED HOURS
-------------------              --------                   ---------------
Thomas Pierce                     150.00                           80
Jeffrey Tye                       150.00                           80

   Any services performed by IIS not included in the Scope of Work shall be performed by IIS at an hourly rate based on standard rate schedule.


                                                    Work Order #007--Page 1 of 2

    IIS invoices shall be directed to Client's representative for payment at the address shown below.

          Client Contact for Invoices: Dean Jargo
          Company Name: GoRacing.com
          Address: 1480 S. Hohokam Dr., Tempe, AZ 85281
          Phone #: (602) 337-3782
          E-Mail Address: djargo@goracing.com

3. Commencement Date. Services under this Work Order will begin on or about March 22, 2000 and will continue until April 7, 2000 or until the Scope of Work is finished by IIS.


    THEREFORE, the parties have executed this Work Order in duplicate originals.


    INTEGRATED INFORMATION SYSTEMS, Inc.      CLIENT
    1560 W. Fountainhead Pkwy. #200           GoRacing.com
    Tempe, Arizona 85282-1839                 1480 S. Hohokam Dr.
                                              Tempe, AZ 85281
    IIS MANAGEMENT APPROVAL

    By: ______________________________        By: ______________________________
                                                  Signature

    __________________________________        __________________________________
    Name (Print)                              Name (Print)

    __________________________________        __________________________________
    Title                                     Title


    __________________________________        __________________________________
    Date                                      Date



                                                    Work Order #007--Page 2 of 2

                                WORK ORDER #003
          IN CONNECTION WITH THE MASTER CONSULTING SERVICES AGREEMENT

                   PROJECT NAME: B2B OPERATIONS MODEL DESIGN

This Work Order is made pursuant to the Master Consulting Services Agreement (the "Agreement") effective on August 27, 1999, between Integrated Information Systems, Inc. ("IIS") and Action Performance ("Client") and is incorporated therein by reference. Capitalized terms not otherwise defined have the meanings provided in the Agreement.

1. Services. IIS shall perform the Scope of Work identified below for Client. Any dates provided are estimates only.

     1.   PROJECT INITIATION
          -  Business Case Development

     2.   DEFINE SYSTEM REQUIREMENTS
          Define Objectives
          -  Business Requirements
          -  Quality Requirements
          Define Business Model
          -  Business Process Design

     3.   DEVELOP CONCEPTUAL DESIGN
          Develop Positioning
          -  Develop Conceptual Design
          -  Review Design with Task Force
          -  Update Business Functions and Process
          -  Document Changes to Conceptual Design

     4.   SYSTEM DESIGN ALTERNATIVES
          Investigate Alternatives
          -  Review Software Policy
          -  Review HW/SW/COM Environment
          -  Identify Development Alternatives
          -  Produce Pro's and Con's
          -  Define Screening Criteria
          -  Determine Process to Rank Candidates
          -  Develop Implementation Recommendations
          Prepare Project Impact Analysis
          -  Approximate Cost
          -  Produce Software Development Plan
          -  Prepare Economic Analysis
          -  Identify Risks
          -  Draft Impact Part of Conceptual Vision Document

     5.   MANAGEMENT REVIEW AND APPROVAL


     Work Order #003 -- Page 1

   Present Conceptual Vision Document
     -  Complete Draft of Conceptual Vision Document
     -  Review with Task Force
     -  Finalize and Issue Report

2. Estimate and Rates.

   The hourly rates shown below shall be applicable to this Work Order only for the Scope of Work set forth above. The overall "in good faith estimate" for work authorized in section one is estimated to be $132,267 and will be completed by April 28th, 2000. The date specified is achievable given approval cycles are adequately met and appropriate project sponsorship is allocated by Action Performance.

   Any services performed by IIS not included in the Scope of Work shall be performed by IIS at the hourly rates specified below with prior approval.

     RESOURCE          RATE      HOURS        FEES
     --------          ----      -----      --------
Project Manager        $225        84        $18,697
eBusiness Architect    $265       222        $58,724
Sr. Consultant         $165       322        $54,846
                                 -----      --------
Total                             638       $132,267
                                 =====      ========

   IIS invoices shall be directed to Client's representative for payment at the address shown below.

     Client Contact for Invoices: Dean Jargo
     Company Name: Action Performance
     Address: 4707 E. Baseline Rd.
              Phoenix AZ 85040

3. Commencement Date. Services under this Work Order will begin on or about February 29, 2000 and will continue until April 28th, 2000 or until the Scope of Work is completed by IIS.

   THEREFORE, the parties have executed this Work Order in duplicate originals.

-------------------------------------------------------------------------------

INTEGRATED INFORMATION SYSTEMS, Inc.              CLIENT
1560 W. Fountainhead Pkwy. #200                   Dean Jargo
Tempe, Arizona 85282-1839                         4707 E. Baseline Rd.
                                                  Phoenix, AZ 85040

By: /s/ Troy D. Keys                              By:
    ----------------------------                     --------------------------
    Signature                                        Signature

Troy D. Keys
--------------------------------                  -----------------------------
Name (Print)                                      Name (Print)

VP of Sales
--------------------------------                  -----------------------------
Title                                             Title


2/25/2000
--------------------------------                  -----------------------------
Effective Date                                    Date

-------------------------------------------------------------------------------

Work Order #003--Page 2